UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 2, 2004

CUNO INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-21109	06-1159240
(Commission File Number)	(IRS Employer Identification No.)

400 Research Parkway
Meriden, Connecticut	06450

(Address of principal executive offices)	(Zip Code)

(203) 237-5541 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Item 2.01 Acquisition or Disposition of Assets
EXHIBIT INDEX
EX-23.1: CONSENT OF MCGLADREY & PULLEN, LLP
EX-99.1: CONSOLIDATED FINANCIAL STATEMENTS
EX-99.2: UNAUDITED PRO FORMA FINANCIAL INFORMATION

Forward Looking Information

     The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. Also, we want to provide stockholders and investors with more meaningful and useful information and, therefore, this report may describe our beliefs regarding business conditions and the outlook for the Company, which reflects currently available information. These forward looking statements are subject to risks and uncertainties which, as described in the Company’s reports filed with the Securities and Exchange Commission, could cause the Company’s actual results or performance to differ materially from those expressed herein. The Company assumes no obligation to update the information contained in this report.

Information to be included in the Report

Item 2.01 Acquisition or Disposition of Assets

Description of Transaction

     CUNO Incorporated completed its acquisition of WTC Industries, Inc. and Subsidiary (WTC) on August 2, 2004. The transaction was completed following the approval by a majority of WTC’s shareholders at a special meeting held on July 29, 2004.

     Under the terms of the transaction, CUNO paid WTC’s stockholders $39.87 in cash for each WTC share outstanding. WTC option and warrant holders received a cash payment based on the difference between $39.87 per share and the exercise price of their options and warrants. The aggregate consideration for the outstanding WTC shares (including payments for the settlement of outstanding stock options and warrants) was approximately $115 million (including the assumption of approximately $10 million in liabilities). CUNO funded the acquisition with a combination of existing cash and bank borrowings under a new five-year $120 million unsecured credit facility that was arranged with a syndicate of banks.

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Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1

(a) Financial Statements of Businesses Acquired.

WTC Industries, Inc. and Subsidiary (Fiscal Year End – December 31):

Consolidated Balance Sheets at December 31, 2003 and July 2, 2004 (unaudited)

Consolidated Statements of Income for the year ended December 31, 2003 and the six months ended July 2, 2004 (unaudited)

Consolidated Statements of Changes in Stockholders’ Equity for the year ended December 31, 2003 and the six months ended July 2, 2004 (unaudited)

Consolidated Statements of Cash Flows for each of the year ended December 31, 2003 and the six months ended July 2, 2004 (unaudited)

Exhibit 99.2

(b) Pro Forma Financial Information (unaudited):

Pro Forma Balance Sheet at July 31, 2004

Pro Forma Statements of Income for the year ended October 31, 2003 and the nine months ended July 31, 2004

(c) Exhibits

The exhibits to this report are attached hereto.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date October 13, 2004
CUNO Incorporated

By /s/ Mark G. Kachur

Mark G. Kachur
Chairman of the Board of Directors,
President and Chief Executive Officer

By /s/ Frederick C. Flynn, Jr.

Frederick C. Flynn, Jr.
Senior Vice President –
Finance and Administration,
Chief Financial Officer,
and Assistant Secretary

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CUNO INCORPORATED
EXHIBIT INDEX

Exhibit Number	Description
10.32	Revolving Credit Agreement dated August 2, 2004 (1)

23.1	Consent of McGladrey & Pullen, LLP

99.1	Consolidated Financial Statements of WTC Industries, Inc. and Subsidiary

99.2	Unaudited Pro Forma Financial Information

(1) Incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 25, 2004.

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